Other current assets	12 Months Ended
Dec. 31, 2021
Other current assets.
Other current assets

11. Other current assets

in EUR	12/31/2021	12/31/2020
Receivables from employees due within 1 year	64,246	37,051
Value added tax refund	1,285,383	883,027
Contract assets	2,123,884	—
Prepaid expenses	2,155,523	2,219,057
Assets recognized from costs to fulfill a contract	2,183,536	237,347
Miscellaneous	487,769	217,302
Total	8,300,341	3,593,785

During the financial year ended December 31, 2021, contract assets in the amount of TEUR 2,124, which resulted from revenue recognition from products without an alternative use and where the Group has an enforceable right to payment, were capitalized. The prepaid expenses mainly consist of D&O insurance as of December 31, 2021 and 2020.

Costs to fulfil a contract result from project specific application activities carried out by the Group in order to fulfil a contract with a customer but which do not qualify as internally generated intangible assets. The increase in the carrying amount compared to the previous year is due to additional activities required for new contracts. The assets are amortized over the life of the respective contract. The amount of amortization recognized in the reporting period is TEUR 100 (2020: TEUR 0).